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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 July 21, 2000
                Date of Report (Date of earliest event reported)

                             CREDITRUST CORPORATION
             (Exact name of registrant as specified in its charter)

     Maryland                            33-50103              52-1754916
(State or other jurisdiction of        (Commission         (IRS Employer
incorporation)                         File Number)        Identification No.)

               7000 Security Boulevard, Baltimore, MD 21244-2543
              (Address of principal executive offices) (Zip Code)

                                 (410) 594-7000
              (Registrant's telephone number, including area code)


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective as of July 21, 2000, the Company engaged Reznick Fedder & Silverman ("RF&S") as principal accountant to audit the Company's financial statements. Such engagement, which is subject to ratification by the U.S. Bankruptcy Court for the District of Maryland, effectively terminated the prior engagement of Grant Thornton LLP ("Grant"). The Audit Committee of the Company recommended the engagement of RF&S, and the Board of Directors approved such engagement. The Company filed a petition for reorganization under Chapter 11 of the Bankruptcy Code on June 21, 2000. Because the Company has not paid Grant for some pre-petition services, it believes Grant would not qualify as independent for purposes of auditing the Company's financial statements in 2000.

The reports of Grant on the Company's financial statements for years ended December 31, 1998 and 1999 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with Grant's audit for the year ended December 31, 1999, Grant believed that a fourth quarter 1999 adjustment of $4.6 million was necessary based on historical collections and the 1999 cash collection trends.
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Grant discussed these issues with members of management, the Board of Directors and the Audit Committee. While initially disagreeing with Grant, management revised the estimates and recorded the adjustment to resolve the issue to the satisfaction of Grant prior to the completion of the audit. The Company has authorized Grant to respond fully to the inquiries of RF&S relative to this matter and others which might effect its engagement.

Except as set forth in the preceding paragraph, during the Company's fiscal years ended December 31, 1998 and December 31, 1999, and the period subsequent to December 31, 1999 preceding Grant's effective dismissal, there was no disagreement between the Company and Grant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant, would have caused Grant to make a reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

Grant has furnished to the Company a letter addressed to the Securities and Exchange Commission concerning the information contained in this 8-K, a copy of which is attached as Exhibit 16.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 16.1 Letter from Grant Thornton LLP dated August 4, 2000, pursuant to Item 304(a)(3)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Creditrust Corporation

Date:  August 4, 2000                              By:  /s/  Joseph K. Rensin
                                                        ------------------------
                                                   Joseph K. Rensin
                                                   Chairman of the Board and
                                                   Chief Executive Officer

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